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                          U.S. OFFICE PRODUCTS COMPANY






                          REGISTRATION RIGHTS AGREEMENT







                            Dated as of June 10, 1998








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                                TABLE OF CONTENTS
                             (Not Part of Agreement)

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                                                                                                          Page
1.       Background..........................................................................................1

2.       Definitions.........................................................................................1

3.       Registration........................................................................................7
         3.1        Demand Registration......................................................................7

                    (a)      Requests........................................................................7
                    (b)      Obligation to Effect Registration...............................................7
                    (c)      Shelf Registration..............................................................7
                    (d)      Effective Registration Statement................................................8
                    (e)      Pro Rata Allocation.............................................................8
                    (f)      Inclusion of Other Securities in Demand Registration............................8
         3.2        Piggyback Registration...................................................................9
         3.3        Registration Procedures.................................................................11
         3.4        Underwritten Offerings..................................................................17
                    (a)      Underwritten Offerings Exclusive...............................................17
                    (b)      Underwriting Agreement.........................................................17
                    (c)      Selection of Underwriters......................................................18
                    (d)      Hold Back Agreements...........................................................18
         3.5        Preparation; Reasonable Investigation...................................................19
         3.6        Other Registrations.....................................................................19
         3.7        Indemnification.........................................................................19
                    (a)      Indemnification by the Company.................................................19
                    (b)      Indemnification by the Sellers.................................................20
                    (c)      Notices of Claims, etc.........................................................21
                    (d)      Other Indemnification..........................................................22
                    (e)      Other Remedies.................................................................22
                    (f)      Officers and Directors.........................................................23
         3.8 Expenses.......................................................................................23

4.       Miscellaneous......................................................................................23
         4.1        Rule 144; Legended Securities; etc......................................................23
         4.2        Amendments and Waivers..................................................................23
         4.3        Nominees for Beneficial Owners..........................................................24

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
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
         4.4        Successors, Assigns and Transferees.....................................................24
         4.5        Notices.................................................................................24
         4.6        No Inconsistent Agreements..............................................................26
         4.7        Remedies; Attorneys' Fees...............................................................26
         4.8        Severability............................................................................26
         4.9.       Headings................................................................................26
         4.10.      Counterparts............................................................................27
         4.11.      Governing Law...........................................................................27
         4.12       No Third Party Beneficiaries............................................................27
         4.13       Consent to Jurisdiction.................................................................27

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

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of
June 10, 1998, among U.S. Office Products Company, a Delaware corporation (the
"Company"), and CDR-PC Acquisition, L.L.C., a Delaware limited liability company
(the "Purchaser").

                  1. Background. (a) The Company is a party to an Investment
Agreement, dated as of January 12, 1998 (as amended, the "Investment
Agreement"), with the Purchaser, pursuant to which the Company agreed to sell to the Purchaser and the Purchaser agreed to purchase from the Company for an aggregate purchase price of $270 million (the "Investment"), upon the terms and subject to the conditions set forth therein, (x) 9,092,106 shares of Common
Stock (as such number of shares may be adjusted as contemplated by the letter agreement, dated the date hereof, between the Company and the Purchaser, the "Shares"), (y) Special Warrants representing the right to acquire a number of shares of Common Stock equal to the difference between (i) 24.9% of the sum of
(A) the outstanding shares of Common Stock as of the Closing Date after giving effect to the issuance of the Shares and the exercise of the Special Warrants, and assuming the conversion into Common Stock of all the 2001 Notes outstanding on the Closing Date at the conversion price resulting from adjustments made as a result of the Tender Offer and the Distributions and (B) the number of any shares of Contingent Stock that are issued, and (ii) the number of Shares and
(z) Warrants to purchase one share of Common Stock for each Share so purchased and for each share into which the Special Warrants become exercisable.

                  In order to induce the Purchaser to enter into the Investment
Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Purchaser and its direct and indirect transferees. The execution and delivery of this Agreement is a condition to the Purchaser's obligations pursuant to the Investment Agreement.

                  (b) This Agreement shall become effective with respect to any Registrable Securities upon the issuance or sale of Registrable Securities pursuant to the Investment Agreement. This Agreement shall remain in effect upon the assignment or transfer of Registrable Securities by the Purchaser or a Holder to an Affiliate, a Distributee or other successors, assigns and transferees of Purchaser of such Holder pursuant to Section 4.4.


                  2. Definitions. For purposes of this Agreement, the following terms have the following respective meanings:
                  "2001 Notes" mean all of the Company's issued and outstanding 5 1/2% Convertible Subordinated Notes due 2001 issued pursuant to an Indenture, dated as of February 7, 1996, between the Company and State Street Bank and Trust Company.

                  "Additional Shares" means shares of Common Stock (other than Warrant Shares and Special Warrant Shares) acquired by Purchaser after the Closing Date, to the extent that the acquisition of such shares is not prohibited by the Investment Agreement.

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such first Person. "Control" means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Any director, member of management or other employee of the Company or any of its Subsidiaries who would not otherwise be an Affiliate of the Purchaser shall not be deemed to be an Affiliate of the Purchaser.

                  "Agreement" is defined in the first paragraph of this Agreement.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

                  "Closing Date" means the date the Investment is made under the Investment Agreement.

                  "Common Stock" means the Common Stock, par value of $.001 per share, of the Company.

                  "Company" is defined in the first paragraph of this Agreement.

                  "Contingent Stock" means Common Stock issued after the Closing Date pursuant to (i) the Amendment to Stock Purchase Agreement, dated as of June 20, 1996, by and between the Company and Eric Watson or (ii) any security, option, warrant, call, subscription, right, contract, commitment, arrangement or understanding in existence on January 12, 1998 or June 10, 1998 but not disclosed on the Revised Option Schedule, dated June 10, 1998 and delivered to the Purchaser on such date, listing options, warrants, convertible securities and other rights relating to capital stock of the Company.

                  "DTC" means the Depository Trust Company.

                  "Distributee" means any person that is a member, stockholder or partner of Purchaser, or any person that is a member, stockholder or partner of a Distributee to which Registrable Securities are transferred or distributed by Purchaser or Distributee.

                  "Distributions" is defined in the Investment Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor federal statute, and the rules and regulations thereunder.

                  "Holder" means any holder of Registrable Securities, including an Affiliate, a Distributee or other successors, assigns and transferees of Purchaser or a Holder that has received Registrable Securities pursuant to
Section 4.4.

                  "Investment" is defined in Section 1(a).

                  "Investment Agreement" is defined in Section 1(a).

                  "Legacy Agreement" means the Subscription Agreement, dated as of March 28, 1996, between the Company and Legacy Capital Fund, Inc., as in effect on January 12, 1998.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Person" means any natural person, firm, partnership, association, corporation, company, trust, business trust, governmental entity or other entity.

                  "Postponement Period" is defined in Section 3.3(p).

                  "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                  "Purchaser" is defined in the introduction to this Agreement.

                  "Registrable Securities" means (a) the Shares, (b) the Additional Shares, (c) the Warrant Shares, (d) the Warrants, (e) the Special Warrant Shares, (f) the Special Warrants and (g) any securities issued or issuable with respect to any Shares, Additional Shares, Warrants or Special Warrants referred to in the foregoing clauses (a) through (g), (i) upon any conversion or exchange thereof, (ii) by way of stock dividend or other distribution, stock split or reverse stock split or (iii) in connection with a com bination of shares, recapitalization, merger, consolidation, exchange offer or other reorganization. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration State ment, (B) such securities shall have been distributed to the public in reliance upon Rule 144, (C) subject to the provisions of Section 4.1(b)(ii), such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force or (D) such securities shall have been acquired by the Company. In determining the number of Registrable Securities outstanding at any time or whether the Holders of the requisite number of Registrable Securities have taken any action hereunder and in calculating the number of Registrable Securities for all other purposes under this Agreement, each Warrant and Special Warrant shall be deemed to have been exercised (to the fullest extent then determinable) and such calculation shall include the number of Warrant Shares and Special Warrant Shares then deliverable upon the exercise of such Warrant or Special Warrant (to the fullest extent then determinable).

                  "Registration Expenses" All fees and expenses incident to the performance of or compliance with the provisions of this Agreement, whether or not any registration statement is filed or becomes effective, including, without limitation, all (i) registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering, (B) fees and expenses of compliance with state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriter or underwriters in connection with blue sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as provided in Section 3.3(e)), and (C) fees and other expenses associated with the listing of the Warrants, Warrant Shares, Special Warrants, Special Warrant Shares and Additional Shares on the Nasdaq Stock Market and any other applicable exchange, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with DTC and of printing prospectuses), (iii) fees and disbursements of all independent certified public accountants referred to in
Section 3.3 (including, without limitation, the reasonable expenses of any special audit and "cold comfort" letters required by or incident to such performance), (iv) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2720 of the NASD Rules of Conduct, (v) liability insurance under the Securities Act or any other securities laws, if the Company desires such insurance, (vi) fees and expenses of all attorneys, advisers, appraisers and other persons retained by the Company or any Subsidiary of the Company,
(vii) internal expenses of the Company and its Subsidiaries (including, without limitation, all salaries and expenses of officers and employees of the Company and its Subsidiaries performing legal or accounting duties), (viii) the expense of any annual audit, (ix) the expenses relating to printing, word processing and distributing all registration statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement and (x) the reasonable out-of-pocket expenses of the Holders of the Registrable Securities being registered in such registration incurred in connection therewith including, without limitation, the reasonable fees and disbursements of not more than one counsel (together with appropriate local counsel) chosen by the Holders of a majority of the Registrable Securities to be included in such Registration Statement. "Registration Expenses" shall not include any underwriting discounts or commissions or any transfer taxes payable in respect of the sale of Registrable Securities by the Holders thereof.

                  "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.

                  "Rule 145" means Rule 145 (or any successor provision) under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor federal statute, and the rules and regulations thereunder.

                  "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

                  "Shares" is defined in Section 1(a).

                  "Special Registration" means the registration of shares of equity securities and/or options or other rights in respect thereof to be offered solely to directors, members of management, employees, consultants or sales agents, distributors or similar representatives of the Company or its direct or indirect Subsidiaries, solely on Form S-8 or any successor form.

                  "Special Warrants" is defined in the Investment Agreement.

                  "Special Warrant Shares" means shares of Common Stock issuable upon exercise of the Special Warrants.

                  "Subsidiary" means, with respect to any Person, any corporation or Person, a majority of the outstanding voting stock or other equity interests of which is owned, directly or indirectly, by that Person.

                  "Tender Offer" is defined in the Investment Agreement.

                  "underwritten registration" or "underwritten offering" means a registration in which securities of the Company (including Registrable Securities) are sold to an underwriter for reoffering to the public.

                  "Warrants" means warrants entitling the holder thereof to purchase one share of Common Stock for each Share and Special Warrant purchased by the Purchaser pursuant to the Investment Agreement, on the terms and subject to the conditions set forth in Exhibit 2 thereof.

                  "Warrant Shares" means shares of Common Stock issuable upon exercise of the Warrants.

                  3.  Registration.

                           3.1  Demand Registration.

                  (a) Requests. Subject to the provisions of Section 3.6, at any time or from time to time as of the date hereof, Holders of not less than 25% of the then outstanding Registrable Securities shall have the right to make written requests that the Company effect up to four registrations under the Securities Act of all or part of the Registrable Securities of the Holders making such request, which requests shall specify the intended method of disposition thereof by such Holders, including whether the registration requested is for an underwritten offering. For a registration to be underwritten, a majority of the Holders requesting registration (as measured by ownership of Registrable Securities) must so request. The Company shall not be required to effect more than four registrations under this Section 3.1.

                  (b) Obligation to Effect Registration. Within 10 days after receipt by the Company of any request for registration pursuant to Section 3.1(a), the Company shall promptly give written notice of such requested registration to all Holders, and thereupon will use its best efforts to effect the registration under the Securities Act of

                  (i) the Registrable Securities which the Company has been so requested to register pursuant to Section 3.1(a), and

                   (ii) all other Registrable Securities which the Company has been requested to register by the Holders thereof by written request given to the Company within 10 days after the Company has given such written notice (which request shall specify the intended method of disposition of such Registra ble Securities),all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

                  (c) Shelf Registration. If requested by Holders of a majority of the Registrable Securities as to which registration has been requested pursuant to this Section 3.1, and if the Company is eligible to file such Registration Statement on Form S-3, the Registration Statement covering such Registrable Securities shall provide for the sale by the Holders thereof of the Registrable Securities from time to time on a delayed or a continuous basis under Rule 415 under the Securities Act. If more than one underwritten offering is requested under any particular shelf registration, each such additional underwritten offering shall constitute a separate "demand" registration for purposes of Section 3.1(a).

                  (d) Effective Registration Statement. A registration requested pursuant to Section 3.1(a) shall not be deemed to have been effected unless it is declared effective by the SEC and remains effective for the period specified in Section 3.3(b). Notwithstanding the preceding sentence, a registration requested pursuant to Section 3.1(a) that does not become effective after the Company has filed a Registration Statement with respect thereto by reason of the refusal to proceed of the Holders of Registrable Securities requesting the registration, or by reason of a request by a majority of the Selling Holders participating in such registration that such registration be withdrawn, shall be deemed to have been effected by the Company at the request of such Holders.

                  (e) Pro Rata Allocation. If the Holders of a majority of the Registrable Securities for which registration is being requested pursuant to
Section 3.1(a) deter mine, based on consultation with the managing underwriters or, in an offering which is not underwritten, with an investment banker, that the number of securities to be sold in any such offering should be limited due to market conditions or otherwise, Holders of Registrable Securities proposing to sell their securities in such registration shall share pro rata in the number of securities being offered (as determined by the Holders holding a majority of the Registrable Securities for which registration is being re quested in consultation with the managing underwriters or investment banker, as the case may be) and registered for their account, such sharing to be based on the number of Registrable Securities as to which registration was requested by such Holders.

                  (f)  Inclusion of Other Securities in Demand Registration.

                  (i) The Company may, subject to the remainder of this Section 3.1(f), elect to include in any Registration Statement made pursuant to Section 3.1(a), authorized but unissued shares of Common Stock or shares of Common Stock held as treasury stock.

                  (ii) Notwithstanding any other provision of this Section 3(f), the Company shall not register securities (other than Registrable Securities) for sale for the account of any Person (other than the Company) in any registration requested pursuant to Section 3.1(a) unless (x) permitted to do so by the written consent of the Holders holding at least a majority of the Registrable Securities proposed to be sold in such registration or (y) required pursuant to Section 10 of the Legacy Agreement.

                  (iii) If any Registration Statement made pursuant to Section 3.1(a) involves an underwritten offering and the managing underwriter of such offering (or, in connection with an offering that is not underwritten, an investment banker) shall advise the Company that, in its view, the number of securities requested to be included in such Registration exceeds the largest number that can be sold in an orderly manner in such offering within a price range acceptable to the selling Holders, the Company shall include in such
Registration:

                           (A)  first, all shares of Common Stock requested to
be included in such Registration by the selling Holders as provided in Section
 3.1(e); and

                           (B) second, to the extent that the number of
securities to be registered pursuant to clause (A) is less than the largest number that can be sold in an orderly manner in such offering within a price range acceptable to the selling Holders, securities that the Company proposes to register (except to the extent otherwise required pursuant to Section 10 of the Legacy Agreement); and

                           (C) third, to the extent that the number of shares
registered pursuant to clauses (A) and (B) is less than the largest number that can be sold in an orderly manner in such offering within a price range acceptable to the selling Holders, the securities requested to be included by any other holders (if permitted by the Holders pursuant to Section 3.2(f)(ii)).

The securities to be included in any such registration pursuant to clause (C) shall be allocated on a pro rata basis among all holders requesting that securities be included in such registration pursuant to such clause on the basis of the number of securities requested to be included by such holders.

                  3.2 Piggyback Registration. If the Company at any time proposes to register any of its common stock under the Securities Act (other than a Registration relating solely to the sale of securities to participants in a Company stock plan, on Form S-4 with respect to any merger, consolidation or acquisition, pursuant to Section 3.1 or pursuant to a Special Registration), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, it shall each such time give prompt written notice to all Holders of Registrable Securities of its intention to do so and, upon the written request of any Holder of Registrable Securities given to the Company within 10 days after the Company has given any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

                  (a) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder that was previously notified of such registration and, thereupon, shall not register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders to request that a registration be effected under Section 3.1; and

                  (b) if the Company shall be advised in writing by the managing underwriters (or, in connection with an offering which is not underwritten, by an investment banker) that in their or its opinion the number of securities requested to be included in such registration (whether by the Company, pursuant to this Section 3.2 or pursuant to any other rights granted by the Company to a holder or holders of its securities to request or demand such registration or in clusion of any such securities in any such registration) exceeds the number of such securities which can be sold in such offering in an orderly manner within a price range that is acceptable to the Company, the Company shall include in such
         Registration:

                           (i) first, all shares of Common Stock that the
                  Company proposes to register for its own account (except to the extent otherwise required pursuant to Section 10 of the Legacy Agreement); and

                           (ii) second, to the extent that the number of shares
                  registered pursuant to clause (i) is less than the largest number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, (x) the Registrable Securities requested to be included by the Holders and (y) in the case of a registration initially requested or demanded by a holder or holders of securities other than the Registrable Securities, the securities requested or demanded to be registered by such other holders; and

                           (iii) third, to the extent that the number of shares
                  registered pursuant to clauses (i) and (ii) is less than the largest number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the securities requested to be included by any other holders, and the Company shall so provide in any registration agreement hereinafter entered into with respect to any of its securities.

                  The securities to be included in any such registration pursuant to clause (ii) or (iii) shall be allocated on a pro rata basis among all holders requesting that securities be included in such registration pursuant to such clause on the basis of the number of securities requested to be included by such holders.

                  No registration effected under this Section 3.2 shall relieve the Company from its obligation to effect registrations upon request under
Section 3.1. The Company shall not be obligated to cause any "piggyback" registration to be underwritten.

                  3.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable

Securities under the Securities Act as provided in Sections 3.1 and 3.2, the Company shall:

                  (a) prepare and file with the SEC, as soon as practicable, a Registration Statement with respect to such securities, make all required filings with the NASD and use best efforts to cause such Registration Statement to become effective at the earliest possible date;

                  (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such other documents as may be necessary to keep such Registration Statement effective until the earlier of (i) 30 days after the effective date of such Registration Statement (360 days in the case of a Shelf Registration pursuant to Section 3.1(c)) or (ii) the consummation of the disposition by the Holders of all the Registrable Securities covered by such Registration Statement and otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                  (c) furnish to counsel (if any) selected by the Holders of a majority of the Registrable Securities covered by such Registration Statement and to counsel for the underwriters in any underwritten offering copies of all documents proposed to be filed with the SEC in connection with such registration a reasonable time prior to the proposed filing thereof and give reasonable consideration in good faith to any comments of such Holders, counsel and underwriters. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto pursuant to a registration under
         Section 3.1(a) if the Holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the underwriters, if any, shall reasonably object in writing;

                  (d) furnish to each seller of Registrable Securities, without charge, such reasonable number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case, including all exhib its (including exhibits incorporated by reference), financial statements, schedules and all documents incorporated therein, deemed to be incorporated therein by reference or filed therewith, except that the Company shall not be obligated to furnish any seller of securities with more than two copies of such exhibits and documents), such number of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

                  (e) use its best efforts to register or qualify and cooperate with the Holders of Registrable Securities, the underwriters and their respective counsels in connection with the registration or qualification (or exemption from such registration or qualification) of the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each seller shall request; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform blue sky investigations and file registrations and qualifications required to be filed pursuant to this
         Section 3.3(e); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be effective hereunder and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any juris diction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

                  (f) in connection with an underwritten public offering only, furnish to each seller of Registrable Securities a signed counterpart, addressed to the sellers, of

                           (i) an opinion of counsel for the Company experienced
                  in securities law matters, dated the effective date of the Registration Statement, and

                           (ii) a "cold comfort" letter signed by the
                  independent public accountants who have issued an audit report on the Company's financial statements included in the Registration Statement, subject to such seller having executed and delivered to the independent public accountants such certificates and documents as such accountants shall reasonably request, covering substantially the same matters with respect to the Registration Statement (and the Prospectus included therein) and, in the case of such accoun tants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (g) (i) notify each Holder of Registrable Securities subject to such Registration Statement if such Registration Statement, at the time it or any amendment thereto became effective, (x) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading upon discovery by the Company of such material misstatement or omission or (y) upon discovery by the Company of the happening of any event as a result of which the Company believes there would be such a material misstatement or omission, and, as promptly as practicable, prepare and file with the SEC a post-effective amendment to such registration statement and use best efforts to cause such post-effective amendment to become effective such that such registration statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) notify each Holder of Registrable Securities subject to such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, if the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading upon discovery by the Company of such material misstatement or omission or upon discovery by the Company of the happening of any event as a result of which the Company believes there would be a material misstatement or omission, and, as promptly as is practicable, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such secu rities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (h) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover said 12-month periods;

                  (i) promptly notify each Holder of any Registrable Securities covered by such Registration Statement, their counsel and the underwriters (i) when such Registration Statement, or any post-effective amendment to such Registration Statement, shall have become effective, or any amendment of or supplement to the Prospectus used in connection therewith shall have been filed, (ii) of any request by the SEC to amend such Registration Statement or to amend or supplement such Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for any of such purposes, (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes and (v) if at any time when a Prospectus is to be required by the Securities Act to be delivered in connection with the sale of the Registrable Securities, the representations and warranties of the Company contained in any agreement (including the underwriting agreement contemplated in Section 3.4(b) below), to the knowledge of the Company, cease to be true and correct in any material respect;

                  (j) use its best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

                  (k) if requested by the managing underwriter, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwriting offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter, if any, or such Holders reasonably request to be included therein to comply with applicable law and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (l) cooperate with the Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with DTC, and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters, if any, or Holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering;

                  (m) use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with, and to obtain the consent or approval of, each governmental agency or authority, whether federal, state, local or foreign, which may be required to effect such registration or the offering or sale in connection therewith or to enable the selling Holders to offer, or to consummate the disposition of, the Registrable Securities subject to such Registration Statement, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of the Registration Statement and the granting of such approvals;

                  (n) prior to the effective date of the Registration Statement,
         (i) provide the registrar for the Common Stock or such other
         Registrable

         Securities with printed certificates for such securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for such securities; and

                  (o) cause the Warrants, Warrant Shares, Special Warrants and Special Warrant Shares to be listed on the NASDAQ NMS (or such other automated trading system or exchange as shall be the primary trading system or exchange for the Common Stock) in the event that the Registrable Securities covered by such Registration Statement include any Warrants, Warrant Shares, Special Warrants or Special Warrant Shares not already so listed; and

                  (p) have the right -- if the Board of Directors of the Company, in its good faith judgment, determines that any Registration of shares of Common Stock should not be made or continued because it would materially interfere with any material financing, acquisition, corporation reorganization, merger, or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason") -- (i) to postpone filing a Registration Statement until such Valid Business Reason no longer exists, but in no event for more than 90 days, and
         (ii) to cause any Registration Statement that has already been filed to be withdrawn and its effectiveness terminated or to postpone amending or supplementing such Registration Statement until such Valid Business Reason no longer exists, but in no event for more than 90 days (the "Postponement Period"); provided, however, that in no event shall the Company be permitted to postpone or withdraw a Registration Statement within 190 days after the expiration of the Postponement Period.

                  The Company may require each Holder of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such Holder agrees to furnish promptly to the Company all infor mation required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                  The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, which refers to any seller of any securities covered thereby by name, or otherwise identifies such seller as the holder of any securities of the Company, without the consent of such seller, such consent not to be unreasonably withheld, except that no such consent shall be required for any disclosure that is required by law.

                  By the acquisition of Registrable Securities, each Holder shall be deemed to have agreed that upon receipt of any notice from the Company pursuant to Sec tion 3.3(g) or (p), such Holder will promptly discontinue such Holder's disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder shall have received, in the case of clause (i) of Section 3.3(g), notice from the Company that such Registration Statement has been amended, as contemplated by Section 3.3(g); in the case of clause (ii) of Section 3.3(g), copies of the supplemented or amended Prospectus contemplated by Section 3.3(g); or, in the case of Section 3.3(p), the time period specified has elapsed or such Holder has received notice from the Company that the Postponement Period has been terminated. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3.3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 3.3(g).

                  3.4 Underwritten Offerings. The provisions of this Section 3.4 do not establish additional registration rights but instead set forth procedures applicable, in addition to those set forth in Sections 3.1 through 3.3, to any registration that is an underwritten offering.

                  (a) Underwritten Offerings Exclusive. Whenever a registration requested pursuant to Section 3.1 is for an underwritten offering, only securities that are to be distributed by the underwriters may be included in the registration.

                  (b) Underwriting Agreement. If requested by the underwriters for any underwritten offering by Holders pursuant to a registration requested under Section 3.1, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Holders of a majority of the Registrable Securities to be covered by such registra tion and to the underwriters and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agree ments of this type, including, but not limited to, indemnities to the effect and to the extent provided in
Section 3.7, provisions for the delivery of officers' certificates, opinions of counsel and accountants' "cold comfort" letters, and hold-back arrangements. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such Holders. No such Holder shall be re quired by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than as set forth in
Section 3.4(d) and representations, warranties or agreements regarding such Holder and such Holder's in tended method of distribution.

                  (c) Selection of Underwriters. Whenever a registration requested pursuant to Section 3.1 is for an underwritten offering, the Holders of a majority of the Registrable Securities to be registered pursuant to such offering shall have the right to select one or more underwriters to administer the offering, subject to the consent of the Company, which shall not be unreasonably withheld. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the Company shall have the right to select one or more underwriters to administer the offering, subject to the consent of the Holders of a majority of Registrable Securities to be registered pursuant to such offering, which shall not be unreasonably withheld. In all cases in this Section 3.4(c), at least one of the underwriters chosen by the Holders or the Company shall be an underwriter of nation ally recognized standing.

                  (d) Hold Back Agreements. If and whenever the Company proposes to register any of its equity securities under the Securities Act, whether or not for its own account (other than pursuant to a Special Registration), or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3.1 or 3.2, each Holder, if required by the managing underwriter in an underwritten offering, agrees by acquisition of such Registrable Securities not to effect (other than pursuant to such registration) any public sale or distribution, including, but not limited to, any sale pursuant to Rule 144, of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company during the 10 days prior to, and for 90 days after, the effective date of such registration, to the extent timely notified in writing by the Company or the managing underwriter, and the Company agrees to cause each holder of any equity security, or of any security conver tible into or exchangeable or exercisable for any equity security, of the Company pur chased from the Company at any time other than in a public offering to enter into a similar agreement with the Company. The foregoing provisions shall not apply to any Holder if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any applicable class of Registrable Securities commencing on the date of sale of such applicable class of Registrable Securities unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters. The Company further agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Registration Statement (other than such registration or a Special Registration) covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to, and for 90 days after, the effective date of such registration if required by the managing underwriter.

                  3.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, the Company shall give the Holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and shall give each of them such access to all pertinent financial, corporate and other documents and properties of the Company and its Subsidiaries, and such opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have issued audit reports on its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  3.6 Other Registrations. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3.1 or 3.2, and if such registration shall not have been withdrawn or abandoned, the Company shall not be obligated to and shall not file any Registration Statement with respect to any of its securities (including Registrable Securities) under the Securities Act (other than a Special Registration), whether of its own accord or at the request or demand of any holder or holders of such securities, until a period of 180 days shall have elapsed from the effective date of such previous registration, provided that the Company shall not be excused from filing a registration statement by virtue of this Section 3.6 more than once in a 360 day period.

                  3.7  Indemnification.

                  (a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to
Section 3.1 or 3.2, the Company shall indemnify and hold harmless the seller of such securities, its directors, officers, and employees, each other person who participates as an underwriter, broker or dealer in the offering or sale of such securities and each other person, if any, who controls such seller or any such participating person within the meaning of either Sec tion 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which such seller or any such director, officer, employee, participating person or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any Prospectus or preliminary prospectus included therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement or necessary to make the statements therein not misleading; and the Company shall reimburse such seller and each such director, officer, employee, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defend ing any such loss, claim, liability, action or proceeding as such expenses are incurred; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission made in any such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller or participating person expressly for use in the preparation thereof.

                  (b) Indemnification by the Sellers. In the event of any registration of any Registrable Securities under the Securities Act pursuant to
Section 3.1 or 3.2, each of the prospective sellers of such securities, will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, and each other person, if any, who controls the Company or any such participating person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, em ployee, participating person or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any Prospectus or preliminary prospectus included therein, or any amendment or supple ment thereto, or any omission or alleged omission to state a material fact with respect to such seller required to be stated in any such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of any such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement; provided that the liability of each such seller shall be in proportion to and limited to the net amount received by such seller (after deducting any underwriting discount and expenses) from the sale of Registrable Securities pursuant to such Registration Statement.

                  (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim re ferred to in the preceding paragraphs of this Section 3.7, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, give prompt written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided therein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this
Section 3.7 unless the failure to provide prompt written notice shall cause actual prejudice to the indemnifying party. In case any such action is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to retain counsel reasonably satisfactory to such indemnified party to defend against such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel and the payment of such fees by the indemnifying party or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party has not retained counsel to defend such proceeding, in which case (under any of such clauses (i), (ii) or (iii)) it is understood that (x) the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties and (y) such firm shall be designated in writing by the Holders of a majority of the Registrable Securities included in such Registration Statement in the case of parties indemnified pursuant to Section 3.7(a) and by the Company in the case of parties indemnified pursuant to Section 3.7(b). All fees and expenses that an indemnified party is entitled to receive from an indemnifying party under this Section 3.7 shall be reimbursed as they are incurred, provided that each such indemnified party shall promptly repay such fees and expenses if it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 3.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                  (e) Other Remedies. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders of Registrable Securities covered by the Registration Statement in question and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph of this Section 3.7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 3.7(e) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 3.7 if such indemnification were enforceable under applicable law.

                  (f) Officers and Directors. As used in this Section 3.7, the terms "officers" and "directors" shall include the partners of Holders which are partnerships and the members of Holders which are limited liability companies.

                  3.8 Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this
Section 3.

                  4.  Miscellaneous.

                  4.1 Rule 144; Legended Securities; etc. (a) The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it shall, upon the request of any Holder, make publicly available such information as necessary to permit sales pursuant to Rule 144 or Rule 145), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 145. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

                  (b) The Company shall issue new certificates for Registrable Securities without a legend restricting further transfer if (i) such securities have been sold to the public pursuant to an effective Registration Statement under the Securities Act (other than Form S-8 if the Holder of such Registrable Securities is an Affiliate) or Rule 144, or (ii) (x) such issuance is otherwise permitted under the Securities Act, (y) the Holder of such shares has delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to such effect and (z) the Holder of such shares expressly requests the issuance of such certificates in writing.

                  4.2 Amendments and Waivers. This Agreement may be amended, modified or supplemented, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of at least a majority of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party or parties granting such waiver in any other respect or at any other time.

                  4.3 Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election and unless notice is otherwise given to the Company by the record owner, be treated as the holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                  4.4 Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors assign and transferees. Purchaser or a Holder may assign its rights hereunder to an Affiliate or to a Distributee or to other successors, assigns and transferees of Purchaser or such Holder. This Agreement shall survive any transfer of Registrable Securities to and shall inure to the benefit of an Affiliate, a Distributee or such other successors, assigns and transferees of Purchaser or such Holder. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

                  4.5 Notices. All notices and other communications in connection with this Agreement shall be in writing. Any notice or other communication in connection herewith shall be deemed duly given to any party (a) two Business Days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid, (b) one Business Day after it is sent by overnight courier, (c) when delivered by hand, if personally delivered or (d) when receipt is acknowledged by the addressee, if telecopied. Notices shall be addressed, if to any Holder not a party hereto on the date hereof, to the address of such Holder in the stock record books of the Company, and if to the Company to the following address:

                           U.S. Office Products Company
                           1025 Thomas Jefferson Street, N.W.
                           Suite 600 East
                           Washington, D.C.  20007
                           Facsimile:  (202) 339-6727
                           Attention:  Mark D. Director

with a copy to:

                           Wilmer, Cutler & Pickering
                           2445 M Street, N.W.
                           Washington, D.C.  20037
                           Facsimile:  (202) 663-6363
                           Attention:  George P. Stamas

or at such other address or addresses as the Company may have designated in writing to each holder of Registrable Securities at the time outstanding. Copies of any notice or other communication given under the Agreement shall also be given to:

                           Clayton, Dubilier & Rice Fund V
                              Limited Partnership
                           1403 Foulk Road, Suite 106
                           Wilmington, Delaware  19803

with a copy to:

                           Clayton, Dubilier & Rice, Inc.
                           375 Park Avenue, 18th Floor
                           New York, New York  10152
                           Facsimile:  (212) 407-5200
                           Attention:  Brian D. Finn

and to:

                           Debevoise & Plimpton
                           875 Third Avenue
                           New York, New York  10022
                           Facsimile:  (212) 909-6836
                           Attention:  Franci J. Blassberg

Any party may give any notice or other communication in connection herewith using any other means (including, but not limited to, messenger service, telex or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended.

                  4.6 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement, or amend any existing agreement, with respect to its securities if such agreement would be inconsistent with the rights granted to the Holders by this Agreement.

                  4.7 Remedies; Attorneys' Fees. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, in cluding recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. As between the parties to this Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney's fees in addition to its costs and expenses and any other available remedy.

                  4.8 Severability. If any clause, provision or section of this Agreement shall be invalid, illegal or unenforceable, the invalidity, illegality or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law. The invalidity of any one or more phrases, sentences, clauses, Sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

                  4.9. Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

                  4.10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

                  4.11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to its principles or rules of conflict of laws that would require the application of the laws of any other jurisdiction.

                  4.12 No Third Party Beneficiaries. Except as provided in Sections 3.7 and 4.4, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto, each such party's respective successors and permitted assigns.

                  4.13 Consent to Jurisdiction. Each party irrevocably submits to the personal exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and, to the extent permitted under applicable rules of procedure, agrees not to commence any action, suit or proceeding relating hereto except in such court). Each party further agrees that service of any process, summons, notice or document hand delivered or sent by registered mail to such party's respective address set forth in Section 4.5 will be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                            U.S. OFFICE PRODUCTS COMPANY

                            By: /s/ Mark D. Director
                               --------------------------------------
                               Name:  Mark D. Director
                               Title: Executive Vice President--Administration,
                                      General Counsel and Secretary

                            CDR-PC ACQUISITION, L.L.C.

                            By: /s/ Brian D. Finn
                               --------------------------------------
                                Name:  Brian D. Finn
                                Title: Executive Vice President